Deferred Tax Assets, Net	12 Months Ended
Dec. 31, 2018
Deferred Tax Assets [Abstract]
DEFERRED TAX ASSETS, NET

Note 11 – DEFERRED TAX ASSETS, NET

The components of the deferred tax assets are as follows:

	December 31, 2018	December 31, 2017
Deferred tax assets, non-current
Unpaid accrued expenses	$50,600	$52,474
Warranty	49,090	-
Allowance for doubtful accounts	79,639	41,434
Others	424,735	424,343
Deferred tax assets	604,064	518,251
Less: valuation allowance	-	-
Deferred tax assets, non-current	$604,064	$518,251

Deferred taxation is calculated under the liability method in respect of taxation effect arising from all timing differences, which are expected with reasonable probability to realize in the foreseeable future. The Company’s subsidiary registered in the PRC is subject to income taxes within the PRC at the applicable tax rate.